McMoRan Exploration Co.

3rd Quarter 2012 Conference Call

James R. Moffett
Co-Chairman of the Board, President & CEO

Richard C. Adkerson
Co-Chairman of the Board

October 19, 2012

TRAILBLAZER

MMR
LISTED
NYSE

www.mcmoran.com

Cautionary Statement

TRAILBLAZER

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding potential oil and gas discoveries, oil and gas exploration, development and production activities and costs, amounts and timing of capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity, the potential Main Pass Energy Hub™ project, and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, access to capital to fund drilling activities, the ability to obtain regulatory approvals and significant project financing for the potential Main Pass Energy Hub™ project, as well as other general exploration and development risks and hazards, and other factors described in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC as updated by our subsequent filings.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2011.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not recognized under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in our consolidated financial statements are included in the supplemental schedules of this presentation.

McMoRan is Uniquely Positioned in the Ultra-Deep Trend

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Spent Over $185 MM to Develop Specialty Completion Equipment/Technologies



Experienced Team

McMoRan's Onshore/Shelf Sub-salt "Franchise"

Industry Leading Ultra-Deep Acreage Position


385,000 Gross Acres in Ultra-Deep

Extensive 3D Database Tying Shelf to Deepwater & Onshore


NW
England
Davy Jones West
Davy Jones
Turner
SE

Positive Drilling Results from 6 Wells


Top Wilcox
Lower Eocene
Upper Wilcox
Paleocene
Lower Wilcox
Wilcox 1A
Wilcox 1B
Top Wilcox 2
Wilcox 2
8c
A
B
C
D
E
F

McMoRan

3Q12 Highlights

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- **Ultra-Deep Development Activities**
  - **Davy Jones No.1 – Preparing to Re-install Production Tubing Before Flow Testing**
  - **Davy Jones No. 2 – Completion/Testing Expected to Commence Following Review of Results of No. 1**
  - **Blackbeard East/Lafitte – Submitted Development Plans with BSEE**

- **Ultra-Deep Exploration Activities**
  - **Blackbeard West No. 2 – Drilling in Progress**
  - **Lineham Creek Onshore Prospect – Drilling in Progress**
  - **Lomond North Onshore Prospect in Highlander Area – Spud in September 2012**

- **BOEM Awarded All 14 Leases from June 2012 OCS Lease Sale 216/222**
  - **6 Were Sole Bids**
  - **8 Made Jointly with Chevron U.S.A. Inc.**

- **Agreed to Sell 2 Conventional GOM Property Packages for $65 Million**

McMoRan

3Q12 Financial Summary

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McMoRan 3Q12 Sales Stats

	Volumes	Realization
Natural Gas	7.7 Bcf	$3.12/Mcf
Oil	0.5 MM Bbls	$103.43/Bbl
Natural Gas Liquids	0.2 MM Bbls	$36.42/Bbl

3Q Production Rate of 134 MMcfe/d

- **Net Loss: $64.0 Million ($0.40/share), Includes:**
  - $37.2 Million Non-cash Write-off of Allocated Carrying Value of Leasehold No Longer Being Pursued
  - $6.0 Million Non-cash Loss on Debt Exchange
  - $7.6 Million in Unsuccessful Workover Expense
  - $3.1 Million in ARO Adjustments
- **EBITDAX[(1)]: $33.4 Million**
- **Operating Cash Flow: $12.1 Million Includes:**
  - $16.3 Million in Working Capital Sources
  - $20.6 Million in Abandonment Expenditures
- **Capital Expenditures of $103.4 Million**
- **Cash of $191.9 Million at September 30, 2012**

(1) Please see slide 28 for reconciliation of this Non-GAAP Measure to net income.

McMoRan

Davy Jones #1 Status Report

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- Successfully Cleaned Out Wellbore to ~28,630'
- Will Enable Testing of all 165' of Perforated Sands in Wilcox
- Operations to Clear Wellbore of Heavy Drilling Mud Used to Suppress Flow Took Longer than Expected
  - Hurricane Isaac Interrupted Operations
  - Residual Barite Material Hardened in the Bottom of Wellbore
- Remaining Steps Include:
  - Install Production Tubing
  - Remove Blow Out Preventer
  - Install Production Tree
- Once Steps Completed, Operations to Obtain Measurable Flow Test Will Commence
- Commercial Production Expected Shortly Thereafter

Ultra-Deep Status Report – Expanding Onshore


Davy Jones Field
#1 – Preparing to Re-install Production Tubing Before Flow Testing Wilcox Sands
#2 – Expect to Commence Completion Following Review of Results from #1 Well
Lomond North
Onshore South Louisiana
80,000 Gross Acre Area
Spud September 19, 2012
Drilling Below 6,700'
PTD: 30,000'
Targeting Eocene, Paleocene and Cretaceous Objectives
MMR WI: 72%
Lineham Creek
Onshore Cameron Parish, LA
Large Area of Potential Closure
Drilling Below 23,100'; PTD 29,000'
Chevron WI: 50% (Operator)
MMR WI: 36%
~55 miles away
Blackbeard West #2
WI: 69.4%; NRI: 53.1%
Drilling Below 23,600'; PTD: 24,500'
Lafitte
Submitted Development Plans with BSEE
Seeking Approval to Complete/ Test Jackson/Yegua in Upper Eocene
Requires 30,000 Psi Equipment
Blackbeard East
Submitted Initial Development Plans with BSEE
Seeking Approval to Complete/ Test Upper Miocene Sands
Additional Development Plans of Deeper Zones Being Evaluated

Onshore Location
Offshore Location

June 2012 Central GOM Lease Sale 216/222 Results

BOEM Awarded McMoRan all 14 Leases, Including 8 Blocks Bid Jointly with Chevron


DAVY JONES WEST
ENGLAND
BARATARIA
LAFITTE
CALICO JACK
CAPTAIN BLOOD
Joint Leases with Chevron
100% Leases

This new acreage enhances McMoRan's industry leading sub-salt prospect inventory.

Prospect Acreage Under Control Post Lease Sale

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Including newly awarded leases, McMoRan's leasehold inventory approximates 920,000 gross acres, including 385,000 gross acres in ultra-deep trend.

	Acreage Held Before June 2012 Lease Sale	Acreage Acquired in June 2012 Lease Sale	Total Acreage Under Control on Lease Sale Prospects
Leases Held Jointly with Chevron			
Davy Jones West	-	14,404	14,404
England	5,000	18,334	23,334
Calico Jack	3,750	5,000	8,750
McMoRan 100% Leases			
Lafitte/Barataria Complex	25,000	15,000	40,000
Captain Blood	10,000	15,000	25,000
Total	43,750	67,738	111,488

Ultra-Deep Prospects/Potential

TRAILBLAZER

Gross Unrisked Potential*:
Shelf Prospects: ~100 Tcfe; Onshore Prospects: ~30 Tcfe



DAVY JONES WEST
DAVY JONES
LINEHAM CREEK (in progress)
HIGHLANDER (in progress)
ONSHORE PROSPECT "B"
ENGLAND
BONNET
MMR Wilcox/Cretaceous Play
BLACKBEARD WEST (#2 in progress)
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
100'
BLACKBEARD EAST
MMR Oligocene/Frio Play
CALICO JACK
BARATARIA
HOOK
650'
BARBOSA
CAPTAIN BLOOD
LAFITTE
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Onshore Ultra-Deep Prospects

* MMR's WI & NRI will vary on a per prospect basis based on unitization and parties' participation.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan

Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*

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($ in billions)



F&D Cost: ~$1.50/Mcfe*
Breakeven Price: $2.20/Mcf**
For 15% IRR
Pre-tax PV-10 Value (Net)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.1
$3.0
$3.9
$4.9
$5.8
$4/Mcf
$5/Mcf
$6/Mcf
$7/Mcf
$8/Mcf

Price Case**	**$4/Mcf**	**$5/Mcf**	**$6/Mcf**	**$7/Mcf**	**$8/Mcf**
PV Value in Ground	**$1.03/Mcfe**	**$1.49/Mcfe**	**$1.96/Mcfe**	**$2.43/Mcfe**	**$2.89/Mcfe**

**Assumes each well costs $200mm to drill/complete and 200 Bcfe EUR per well. First production per well commences 18 months following spud date at initial production rate of 70 Mmcfe/d.*

*** Assumes oil price held flat at $85/bbl*

NOTE: These are model results presented for illustrative purposes only. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

LNG Export Opportunity

- **Filed Application with Department of Energy to Export LNG to Countries with Free Trade Agreements with the United States**

- **Preparation of a Non-free Trade Agreement Application is in Progress**

- **Modification of the Main Pass Facilities to Accommodate Use as an LNG Export Facility Would Require Additional Permit Approvals**

- **Development of Commercial Arrangements Would be Required to Support the Significant Capital Investments Involved in the Project**



NGL Pipeline to Shore
FLNG Receives Gas via Pipeline, Liquefies and Offloads to LNGC Transport Vessel
FLNG-1
LNGC
FLNG-2
FLNG-3
FLNG-4
FLNG-5
LNGC
FLNG-6
Gas Conditioning Facilities (NGL Recovery)
Gas Pipelines from Onshore Sources
Quarters, Shop, Warehouse
Gas Pipeline from Local Infrastructure
Power Generation, Gas Distribution, Manifolds and Metering
Gas Storage Systems and Compression
Cavern
LNGC Receives LNG from FLNG and transports to Importing Country's Regas Terminal
Shipping Lane
Main Pass Energy Hub™
Deepwater Port
LNG Export Project
Conceptual View
LNGC = Liquefied Natural Gas Transport Vessel
FLNG = Floating Liquefaction, Storage & Offloading Vessel
Drawing Not to Scale

MPEH™ is located offshore in the Gulf of Mexico 37 miles east of Venice, Louisiana on Main Pass Block 299.

Conventional GOM Property Sales

- **Agreed to Sell Two Conventional GOM Property Packages:**
  - **$64.8 MM in Total Cash Consideration**
  - **Buyers to Assume $43.4 MM in Related Abandonment Obligations**
- **West Delta/Mississippi Canyon Package – $28.0 MM**
  - **7.4 Bcfe**
  - **Closed October 2, 2012**
- **Eugene Island Package – $36.8 MM**
  - **15.2 Bcfe**
  - **Expected to Close in 4Q12**
- **Both Deals have July 1, 2012 Effective Date and Together Represent:**
  - **~7% of MMR's 3Q12 Total Average Daily Production**
  - **~9% of MMR's Total Estimated Proved Reserves at June 30, 2012**
- **Expect to Record Net Gains Totaling ~$40 MM in 4Q12 in Connection with Transactions**
- **May Consider Additional Sales of Non-core Assets**

McMoRan

2012 Outlook Summary

TRAILBLAZER

- **2012 Production Estimate**[(1)]
  - **Annual Average 137 MMcfe/d; 4Q12e – 120 MMcfe/d Net of Asset Sales**
  - **Excludes Potential Production from Davy Jones #1**
  - **Near-Term Production Expected to Increase Once Commercial Production is Established at Davy Jones**
- **2012 EBITDAX Estimate – ~$185 MM**[(2)]
- **2012 Capital Expenditures Estimate – ~$550 MM**
  - **~ 50% in Exploration; ~ 50% in Development**
- **2013 Capital Expenditures Estimate Under Review**
  - **Will be Driven by Results from Current Activities, New Exploration Opportunities, Availability of Financing, and General Market Factors**
- **Abandonment Expenditures Estimate – ~$80 MM**
- **Engaged in Discussions Regarding Financing of Future Exploration and Development Activities**

(1) Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.
(2) Based on 2012 production estimate from existing fields and NYMEX forward curve pricing as of October 12, 2012 (approximately $3.70/MMbtu and $92.00/bbl for remaining 3 months of 2012). Each $0.50/MMbtu change in the natural gas price in 4Q 2012 would have an $4 MM impact and each $10.00/bbl change in oil price would have a $5 MM impact on this estimate. Each 10% change in 4Q2012 production volumes would impact this estimate by $8 MM.

e = estimate. See Cautionary Statement.

McMoRan

Leveraging Success

TRAILBLAZER

- The Exploration & Technology Risk of the Ultra-Deep Play Have Been Significantly Reduced
- As Play Continues to be De-risked Through Flow Testing, McMoRan Will Have Opportunities to Advance Value Creation
- Success To-date Expected to Provide Multiple Financing Options
- Success Provides Potential to Add Meaningful Reserves, Production and Asset Values for Shareholders

McMoRan

McMoRan Exploration Co.

Ultra-Deep Overview & Perspectives

TRAILBLAZER

MMR
LISTED
NYSE

www.mcmoran.com

Permeability at Davy Jones is Still Unknown, BUT…

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- **Permeability – a Measure of the Capacity of a Hydrocarbon Reservoir to Transmit Fluids.**

- **Positive Indicators of Permeability at Davy Jones, Include:**


2012-Mar-27 12:45:46.137 AM

1. **April 2012 – Positive Surface Pressure Build-up and Subsequent Gas Flare Following Perforation of Wilcox "D" Sand**

2. **July 2012 – Gas Flowed to Surface with Heavy Completion Fluid in Well Prior to Setting Production Tubing**

3. **August 2012 – Hardening of Barite at Open Perforations Could be Result of Permeable Reservoir Drawing Liquid Filtrate Out of Heavy Mud Used to Suppress Flow in Well**

Commercial-quality Permeability at Davy Jones Will Be Quantified with Well Test

Wilcox 'D' Sand Perforating History
Surface Pressure Readings

McMoRan TRAILBLAZER



psi
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Positive Pressure Response
Run in hole with perf guns on wireline
Guns fired
Pull out with guns
Close downhole valve
Shut well in
Open downhole valve
Attempted to flow well; blockage from drilling fluid associated with initial drilling operations prevented measurable flow test.
Required well shut in to skid rig back
12:00 PM 3/24/12
2:24 PM
4:48 PM
7:12 PM
9:36 PM
12:00 AM 3/25/12
2:24 AM
4:48 AM

Blackbeard West #2 Exploration Prospect

McMoRan

TRAILBLAZER



Ship Shoal 188 #3
A'
Blackbeard West Discovery
A
North
South
Drilling
-5,000'
-10,000'
-15,000'
-20,000'
-25,000'
-30,000'
Pliocene
Salt
Salt Weld
Current TD
Middle Miocene
PTD 24,500' TVD

Evolution of the Sub-salt Ultra-Deep Play to Onshore

TRAILBLAZER

In addition to Lineham Creek, McMoRan has Identified Multiple Major Sub-salt Structures Onshore South Louisiana


Highlander
Drilling in Progress
Lineham Creek
Drilling in Progress
STATE
FEDERAL
Davy Jones
Discovered in 2010
100'
Blackbeard
Discovered in 2008
650'
Thunder Horse
Discovered in 1999

- **Onshore Prospects are on Primary Structures and Have Significant Areas of Closure**
- **McMoRan has Identified ~30 Tcfe of Gross Unrisked Potential Associated with Onshore Prospects**
- **Onshore Drilling/Development Costs are Lower than Deepwater/Shelf Prospects**
- **Like Shelf Wells, Successful Onshore Wells Could Utilize Existing Infrastructure**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

Lineham Creek Onshore Sub-salt Exploration Prospect



Located Onshore in Cameron Parish, LA

- **Large Area of Potential Closure – ~33,000 Gross Acres**
- **Drilling Below 23,100'**
- **Targeting Eocene/Paleocene Objectives Below Salt Weld**
- **PTD 29,000'**
- **Chevron is Operator with 50% WI**
- **MMR Participating with 36% WI**


Lineham Creek
A
South
A'
North
-10,000'
-20,000'
-30,000'
Salt Weld
Eocene
Wilcox
Current TD
Salt
Oligocene
PTD 29,000' TVD
Cretaceous
Tuscaloosa
Salt Keel
Lower Cretaceous

Note: Cross section above is solely McMoRan's interpretation.

Lomond North Onshore
Sub-salt Exploration Prospect



Located Onshore in Iberia, St. Martin, Assumption and Iberville Parishes

- **Control Exploratory Rights to 80,000 Gross Acres**
- **Spud September 19, 2012**
- **Drilling Below 6,600'**
- **Proposed Total Depth: 30,000'**
- **Targeting Eocene, Paleocene and Cretaceous Objectives Seen Below Salt in Davy Jones Wells**
- **MMR WI: 72%**


N
Salt
Salt Keel
S
approx. 30,500 ac.

In the Highlander Area

Lomond North Cross Section

TRAILBLAZER



HIGHLANDER AREA
Lomond Prospect
NW
SE
-10,000
-15,000
-20,000
-25,000
-30,000
Lower Miocene
Possible Oligocene
Salt Weld
Salt
Eocene
Paleocene (Lower Wilcox)
Upper Cretaceous (Tuscaloosa)
PTD 30,000'

Deepwater vs Shelf Deep Play Lease Bonuses



$.108MM
$2.026MM
$.151MM
$.605MM
$.130MM
England
= 2012 Lease Sale
= Previous Lease Sale
Davy Jones Unit
$1.014MM
Davy Jones West
$.251MM
$.131MM
England / Davy Jones Complex
Area of Interest
MISSISSIPPI
ALABAMA
FLORIDA
LOUISIANA
$105.6MM
Knottyhead
$22.7MM
K2 $.15MM (1989)
$21.7MM
Tahiti Complex
$.23MM (1996)
$14.9MM (2002)
Shenzi
$34.9MM
Friesian
Confirmed Discovery
01-29-09
TD 29,414'
(Lwr Mio)
$61MM
$.30MM (1988-1995)
Tonga
$.33MM (1996)
Maddog Complex
Ticonderoga
$55.3MM
Puma
$23.9MM
$85MM
Heidelberg
Confirmed Discovery
02-02-09
TD 28,500'
(Lwr Mio)
$43.4MM
$32.1MM
Buckskin
Confirmed Discovery
02-04-09
TD 29,404'
(Eocene)
$55MM
Frampton
$3.2MM (1996)
$81MM
$69.4MM
Green Canyon
Jolly Red
Walker Ridge
$90.5MM
$51.1MM
Shenandoah
Confirmed Discovery
02-04-09
(Eocene)
$93MM
*Bid amounts in blue from October 2007 Lease Sale
^Bid amounts in black from prior Lease Sales
0
12 Miles

West Cameron Block 73



Located in 33' of water



MMR
Platform "A"
73
THIRD PARTY FARM-OUT TO DEPTHS ABOVE ~ 18,000'
Discovery Well
BHL
Surf. Loc.
1 Mile
Scale
10/12

- **MMR Farmed Out Portion of WC73 to 3rd Party Operator in 2010**
- **MMR Retained 5% ORRI in Farm Out Acreage**
- **MMR Also Retained 70% WI in Various Depths Across 5,000-Acre Block Including Deep Rights**
- **3rd Party Operator Recently Encountered Positive Drilling Results – 400 Net Feet of Pay**
- **MMR to Collect Fee on Production to be Processed Through "A" Platform**

McMoRan

McMoRan Exploration Co.

Reference Slides

TRAILBLAZER

MMR LISTED NYSE

www.mcmoran.com

3Q12 Average Production Rates For Top Fields

(MMcfe/d)


LA State Lease 18090
"Long Point"
Gross: 23; Net: 6
"Laphroaig"
Gross: 43; Net: 12
Main Pass 138
Gross: 3; Net: 2
South Marsh Island 212
"Flatrock" Field
Gross: 112; Net: 46
Main Pass 299
Gross: 8; Net: 7
High Island 474
Gross: 5; Net: 3
West Delta 27
Gross: 5; Net: 3
Vermilion 215
Gross: 5; Net: 4
Eugene Island 251
Gross: 10; Net: 5
High Island 537
Gross: 7; Net: 4
100'

3Q12 Sales

Natural Gas (Bcf)	7.7
Oil (MM bbls)	0.5
NGLs (bbls)	0.2

Reconciliation of Non-GAAP Measure

TRAILBLAZER

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the Company's adjusted oil and gas operating loss. EBITDAX is derived from net loss from continuing operations before other income, net; interest expense, net; income tax expense; Main Pass Energy Hub™ costs; exploration expenses; depletion, depreciation and amortization expense; stock-based compensation charged to general and administrative expenses; and loss on debt exchange. EBITDAX should not be considered by itself or as a substitute for net loss, operating loss, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net loss, the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss to EBITDAX for the third quarter ended September 30, 2012 is set forth below:

	3Q12
	($ in millions)
Net loss applicable to common stock, as reported	$ (64.0)
Preferred dividends	10.3
Loss from discontinued operations	0.6
Loss from continuing operations, as reported	(53.1)
Other income, net	(0.1)
Interest expense, net	0.0
Income tax expense	0.0
Main Pass Energy Hub™ Costs	0.1
Exploration expenses	48.9
Depletion, depreciation and amortization expense	29.9
Stock-based compensation charged to general and administrative expenses	1.7
Loss on debt exchange	6.0
EBITDAX	$ 33.4